UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2011

WEST COAST BANCORP

(Exact name of registrant as specified in charter)

Oregon

(State or other jurisdiction of incorporation)

0-10997

(SEC File Number)

93-0810577

(IRS Employer Identification No.)

5335 Meadows Road, Suite 201 Lake Oswego, Oregon (Address of principal executive offices)	97035 (Zip Code)

Registrant's telephone number, including area code:

(503) 684-0884

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is being filed by the registrant to indicate that disclosure is provided only under Item 5.02 of Form 8-K and not also under Item 4.02 as reflected in EDGAR as a result of a miscoding of the filing.  The Item 5.02 disclosure is unchanged from the original.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 25, 2011, Duane C. McDougall submitted his resignation as a director of West Coast Bancorp, effective as of December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEST COAST BANCORP
Dated: October 31, 2011	By:	/s/ David C. Bouc
David C. Bouc Executive Vice President, General Counsel and Corporate Secretary